Enviva Receives NYSE Notice Regarding Delayed Form 10-K Filing
BETHESDA, Md. – April 8, 2024 – Enviva Inc. (NYSE: EVA) (“Enviva” or the “Company”) today announced that on April 2, 2024, the Company received notice from the New York Stock Exchange (the “NYSE”) that it is not in compliance with Section 802.01E of the NYSE Listed Company Manual due to a delay in filing its Annual Report on Form 10-K for the year ended December 31, 2023, with the Securities and Exchange Commission (the “SEC”).
The NYSE Notice has no immediate effect on the listing of the Company’s common stock on the NYSE. The NYSE informed the Company that, under the NYSE’s rules, the Company will have six months from April 1, 2024 to file the Form 10-K with the SEC. The Company can regain compliance with the NYSE listing standards by filing the Form 10-K with the SEC before such date. If the Company fails to file the Form 10-K within the six-month period, the NYSE may, in its sole discretion, grant an extension of up to six additional months for the Company to regain compliance.
As previously reported in the Company’s Notification of Late Filing on Form 12b-25 filed with the SEC on March 15, 2024 (the “Form 12b-25”), the Company was unable to file the Form 10-K within the prescribed period because on March 12, 2024, the Company and certain of its subsidiaries filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code (the “Chapter 11 Cases”) in the U.S. Bankruptcy Court for the Eastern District of Virginia (the “Bankruptcy Court”). As previously disclosed, the Company is required to obtain approval of the Bankruptcy Court to retain the services of the Company’s independent registered public accounting firm in order to complete the audit of its financial statements for the year ended December 31, 2023. Given the Bankruptcy Court approval requirement, as well as the considerable time and resources of the Company’s management devoted to the Chapter 11 Cases, the Company was unable to prepare and timely file its Form 10-K on or before April 1, 2024, the end of the extension period provided by the Form 12b-25.
The Company is working diligently to complete the necessary work to file the Form 10-K as soon as practicable and currently expects to file the Form 10-K within the six-month period granted by the NYSE Notice; however, there can be no assurance that the Form 10-K will be filed within such period.

About Enviva
Enviva Inc. (NYSE: EVA) is the world’s largest producer of industrial wood pellets, a renewable and sustainable energy source produced by aggregating a natural resource, wood fiber, and processing it into a transportable form, wood pellets. Enviva owns and operates ten plants with annual production of approximately 5.0 million metric tons in Virginia, North Carolina, South Carolina, Georgia, Florida, and Mississippi, and is constructing its 11th plant in Epes, Alabama. Enviva sells most of its wood pellets through long-term, take-or-pay off-take contracts with customers located primarily in the United Kingdom, the European Union, and Japan, helping to accelerate the energy transition away from conventional energy sources and reduce greenhouse gas emissions on a lifecycle basis in hard-to-abate sectors like steel, cement, lime, chemicals, and aviation. Enviva exports its wood pellets to global markets through its deep-water marine terminals at the Port of Chesapeake, Virginia, the Port of Wilmington, North Carolina, and the Port of Pascagoula, Mississippi, and from third-party deep-water marine terminals in Savannah, Georgia, Mobile, Alabama, and Panama City, Florida.

To learn more about Enviva, please visit our website at www.envivabiomass.com. Follow Enviva on social media @Enviva.

Cautionary Note Concerning Forward Looking Statements
The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms, and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Enviva disclaims any duty to revise or update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Enviva cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Enviva. These risks include, but are not limited to, risks and uncertainties regarding: our ability to successfully complete a restructuring under Chapter 11; potential adverse effects of the Chapter 11 Cases on our liquidity and results of operations (including the availability of operating capital during the pendency of Chapter 11 Cases); our ability to obtain timely approval by the Court with respect to the motions filed in the Chapter 11 Cases; objections to our restructuring process, debtor-in-possession financing, or other pleadings filed that could protract the Chapter 11 Cases; employee attrition and our ability to retain senior management and other key personnel due to distractions and uncertainties associated with the Chapter 11 Cases, including our ability to provide adequate compensation and benefits during the Chapter 11 Cases; our ability to maintain relationships with vendors, customers, employees, and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the debtor-in-possession financing and other financing arrangements; the effects of the bankruptcy petitions on the Company and on the interests of various constituents, including our stockholders; the length of time that we will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings; risks associated with third party motions in the Chapter 11 Cases, which may interfere with our ability to consummate a restructuring; our consummation of a restructuring; increased administrative and legal costs related to the Chapter 11 process and other litigation and inherent risks involved in a bankruptcy process; the Company’s ability to continue funding operations through the Chapter 11 bankruptcy process; our ability to continue as a going concern; our ability to successfully execute cost-reduction and productivity initiatives on the anticipated timeline or at all; the outcome and timing of our comprehensive review; the volume and quality of products that we are able to produce or source and sell, which could be adversely affected by, among other things, operating or technical difficulties at our wood pellet production plants or deep-water marine terminals; the prices at which we are able to sell our products, including changes in spot prices; our ability to capitalize on higher spot prices and contract flexibility in the future, which is subject to fluctuations in pricing and demand; impairment of goodwill, intangible assets, and other long-lived assets; failure of our customers, vendors, and shipping partners to pay or perform their contractual obligations to us; our inability to successfully execute our project development, capacity expansion, and new facility construction activities on time and within budget; the creditworthiness of our contract counterparties; the amount of low-cost wood fiber that we are able to procure and process, which could be adversely affected by, among other things, disruptions in supply or operating or financial difficulties suffered by our suppliers; changes in the price and availability of natural gas, coal, diesel, oil, gasoline, or other sources of energy; changes in prevailing domestic and global economic, political, and market conditions, including the imposition of tariffs or trade or other economic sanctions, political instability or armed conflict, rising inflation levels and government efforts to reduce inflation, or a prolonged recession; inclement or hazardous environmental conditions, including extreme precipitation, temperatures, and flooding; fires, explosions, or other accidents; changes in domestic and foreign laws and regulations (or the interpretation thereof) related to renewable or low-carbon energy, the forestry products industry, the international shipping industry, or power, heat, or combined heat and power generators; changes in domestic and foreign tax laws and regulations affecting the taxation of our business and investors; changes in the regulatory treatment of biomass in core and emerging markets; our inability to acquire or maintain necessary permits or rights for our production, transportation, or terminaling operations; changes in the price and availability of transportation; changes in foreign currency exchange or interest rates and the failure of our hedging arrangements to effectively reduce our exposure to related risks; risks related to our indebtedness, including the levels and maturity date of such indebtedness; our failure to maintain effective quality control systems at our wood pellet production plants and deep-water marine terminals, which could lead to the rejection of our products by our customers; changes in the quality specifications for our products required by our customers; labor disputes, unionization, or similar collective actions; our inability to hire, train, or retain qualified personnel to manage and operate our business; the possibility of cyber and malware attacks; our inability to borrow funds and access capital markets; viral contagions or pandemic diseases; potential liability resulting from pending or future litigation, investigations, or claims; changes to our leadership and management team; and governmental actions and actions by other third parties that are beyond our control. Certain additional risks, uncertainties, and other factors are described in greater detail in Enviva’s filings with the SEC, including the detailed factors discussed under the heading “Risk Factors” in Enviva’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as supplemented in the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30, and September 30, 2023.

Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Enviva’s expectations and projections can be found in Enviva’s periodic filings with the SEC. Enviva’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Contacts:
Investor.Relations@envivabiomass.com
media@envivabiomass.com